Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2016
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

Basis of Presentation
The Brink’s Company (along with its subsidiaries, “we,” “our,” “Brink’s” or the “Company”), based in Richmond, Virginia, is a leading provider of secure transportation, cash management services and other security-related services to banks and financial institutions, retailers, government agencies, mints, jewelers and other commercial operations around the world.  Brink’s is the oldest and largest secure transportation and cash management services company in the U.S., and a market leader in many other countries.

Principles of Consolidation
The consolidated financial statements include the accounts of Brink’s and the subsidiaries it controls.  Control is determined based on ownership rights or, when applicable, based on whether we are considered to be the primary beneficiary of a variable interest entity. See "Venezuela" section below for further information.  Our interest in 20% to 50% owned companies that are not controlled are accounted for using the equity method (“equity affiliates”), unless we do not sufficiently influence the management of the investee.  Other investments are accounted for as cost-method investments or as available-for-sale investments.  All significant intercompany accounts and transactions have been eliminated in consolidation.

Revenue Recognition
Revenue is recognized when services related to armored vehicle transportation, ATM services, Cash Management Services, payment services, guarding and the secure international transportation of valuables are performed. Customer contracts have prices that are fixed and determinable and we assess the customer’s ability to meet the contractual terms, including payment terms, before entering into contracts.  Taxes collected from customers and remitted to governmental authorities are not included in revenues in the consolidated statements of operations.

Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, demand deposits and investments with original maturities of three months or less.  Cash and cash equivalents include amounts held by certain of our secure Cash Management Services operations for customers for which, under local regulations, the title transfers to us for a short period of time.  The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources.  We record a liability for the amounts owed to customers (see Note 11).

Trade Accounts Receivable
Trade accounts receivable are recorded at the invoiced amount and do not bear interest.  The allowance for doubtful accounts is our best estimate of the amount of probable credit losses on our existing accounts receivable.  We determine the allowance based on historical write-off experience.  We review our allowance for doubtful accounts quarterly.  Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

Property and Equipment
Property and equipment are recorded at cost.  Depreciation is calculated principally on the straight-line method based on the estimated useful lives of individual assets or classes of assets.

Leased property and equipment meeting capital lease criteria are capitalized at the lower of the present value of the related lease payments or the fair value of the leased asset at the inception of the lease.  Amortization is calculated on the straight-line method based on the lease term.

Leasehold improvements are recorded at cost.  Amortization is calculated principally on the straight-line method over the lesser of the estimated useful life of the leasehold improvement or the lease term.  Renewal periods are included in the lease term when the renewal is determined to be reasonably assured.

Part of the costs related to the development or purchase of internal-use software is capitalized and amortized over the estimated useful life of the software.  Costs that are capitalized include external direct costs of materials and services to develop or obtain the software, and internal costs, including compensation and employee benefits for employees directly associated with a software development project.

Estimated Useful Lives	Years
Buildings	16 to 25
Building leasehold improvements	3 to 10
Vehicles	3 to 10
Capitalized software	3 to 5
Other machinery and equipment	3 to 10

Expenditures for routine maintenance and repairs on property and equipment are charged to expense.  Major renewals, betterments and modifications are capitalized and depreciated over the lesser of the remaining life of the asset or, if applicable, the lease term.

Goodwill and Other Intangible Assets
Goodwill is recognized for the excess of the purchase price over the fair value of tangible and identifiable intangible net assets of businesses acquired.  Intangible assets arising from business acquisitions include customer lists, customer relationships, covenants not to compete, trademarks and other identifiable intangibles.  At December 31, 2016, finite-lived intangible assets have remaining useful lives ranging from 1 to 11 years and are amortized based on the pattern in which the economic benefits are used or on a straight-line basis.

Impairment of Goodwill and Long-Lived Assets
Goodwill is not amortized but is tested at least annually for impairment at the reporting unit level, which is at the operating segment level or one level below an operating segment. Goodwill is assigned to one or more reporting units at the date of acquisition. Effective February 2017, we implemented changes to our organization and management structure.

Prior to the February 2017 reorganization, we had ten reporting units:

•	U.S.

•	France

•	Mexico

•	Brazil

•	Canada

•	Latin America

•	EMEA

•	Asia

•	Latin American Payment Services businesses, and

•	the U.S. Payment Services business

We performed goodwill impairment tests on the reporting units that had goodwill as of October 1, 2016. We performed a quantitative analysis to determine whether reporting unit fair values exceeded their carrying amounts. We based our estimates of fair value on projected future cash flows and completed these impairment tests, as well as the tests in the previous two years, with no impairment charges required.

Indefinite-lived intangibles are also tested for impairment at least annually by comparing their carrying values to their estimated fair values. We have had no significant impairments of indefinite-lived intangibles in the last three years.

Long-lived assets other than goodwill and other indefinite-lived intangibles are reviewed for impairment when events or changes in circumstances indicate the carrying value of an asset may not be recoverable.

For long-lived assets other than goodwill that are to be held and used in operations, an impairment is indicated when the estimated total undiscounted cash flow associated with the asset or group of assets is less than carrying value.  If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded as the difference between the carrying value and fair value.

Retirement Benefit Plans
We account for retirement benefit obligations under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 715, Compensation – Retirement Benefits.  For U.S. and certain non-U.S. retirement plans, we derive the discount rates used to measure the present value of benefit obligations using the cash flow matching method.  Under this method, we compare the plan’s projected payment obligations by year with the corresponding yields on a Mercer yield curve.  Each year’s projected cash flows are then discounted back to their present value at the measurement date and an overall discount rate is determined.  The overall discount rate is then rounded to the nearest tenth of a percentage point.  In non-U.S. locations where the cash flow matching method is not possible, rates of local high-quality long-term government bonds are used to select the discount rate.

We used Mercer’s Above-Mean Curve to determine the discount rates for the year-end benefit obligations and retirement cost of our U.S. retirement plans.

We select the expected long-term rate of return assumption for our U.S. pension plan and retiree medical plans using advice from our investment advisor.  The selected rate considers plan asset allocation targets, expected overall investment manager performance and long-term historical average compounded rates of return.

Benefit plan experience gains and losses are recognized in other comprehensive income (loss).  Accumulated net benefit plan experience gains and losses that exceed 10% of the greater of a plan’s benefit obligation or plan assets at the beginning of the year are amortized into earnings from other comprehensive income (loss) on a straight-line basis.  The amortization period for pension plans is the average remaining service period of employees expected to receive benefits under the plans.  The amortization period for other retirement plans is primarily the average remaining life expectancy of inactive participants.

Income Taxes
Deferred tax assets and liabilities are recorded to recognize the expected future tax benefits or costs of events that have been, or will be, reported in different years for financial statement purposes than tax purposes.  Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which these items are expected to reverse.  We recognize tax benefits related to uncertain tax positions if we believe it is more likely than not the benefit will be realized.  We review our deferred tax assets to determine if it is more-likely-than-not that they will be realized.  If we determine it is not more-likely-than-not that a deferred tax asset will be realized, we record a valuation allowance to reverse the previously recognized tax benefit.

Foreign Currency Translation
Our consolidated financial statements are reported in U.S. dollars.  Our foreign subsidiaries maintain their records primarily in the currency of the country in which they operate.

The method of translating local currency financial information into U.S. dollars depends on whether the economy in which our foreign subsidiary operates has been designated as highly inflationary or not.  Economies with a three-year cumulative inflation rate of more than 100% are considered highly inflationary.

Assets and liabilities of foreign subsidiaries in non-highly inflationary economies are translated into U.S. dollars using rates of exchange at the balance sheet date.  Translation adjustments are recorded in other comprehensive income (loss).  Revenues and expenses are translated at rates of exchange in effect during the year.  Transaction gains and losses are recorded in net income (loss).

Foreign subsidiaries that operate in highly inflationary countries use the U.S. dollar as their functional currency.  Local currency monetary assets and liabilities are remeasured into U.S. dollars using rates of exchange as of each balance sheet date, with remeasurement adjustments and other transaction gains and losses recognized in earnings.  Non-monetary assets and liabilities do not fluctuate with changes in local currency exchange rates to the dollar.

Venezuela
We continue to confirm that we control our Venezuela business for purposes of consolidation of financial statements. Specifically, while the Venezuela government has imposed restrictions that prevent the repatriation of funds, management continues to provide guidance and strategic oversight, including budgeting and forecasting. In addition, in this highly inflationary economy, the Venezuela business has negotiated price increases with certain customers to help offset cost inflation. We will continue to carefully monitor the situation in Venezuela and the impact that the economic and political environment in that country has on our ability to control our Venezuela operations.

The economy in Venezuela has had significant inflation in the last several years.  We consolidate our Venezuelan results using our accounting policy for subsidiaries operating in highly inflationary economies.

Since 2003, the Venezuelan government has controlled the exchange of local currency into other currencies, including the U.S. dollar, and has required that currency exchanges be made at official rates established by the government instead of allowing open markets to determine currency rates.  Different official rates exist for different industries and purposes and the government does not approve all requests to convert bolivars to other currencies.

As a result of the restrictions on currency exchange, we have in the past been unable to obtain sufficient U.S. dollars to purchase certain imported supplies and fixed assets to fully operate our business in Venezuela.  Consequently, we have occasionally purchased more expensive, bolivar-denominated supplies and fixed assets.  Furthermore, there is a risk that official currency exchange mechanisms will be discontinued or will not be accessible when needed in the future, which may prevent us from repatriating dividends or obtaining dollars to operate our Venezuelan operations.

Remeasurement rates during 2014.  Through March 23, 2014, we used the official rate of 6.3 bolivars to the dollar to remeasure our bolivar-denominated monetary assets and liabilities into U.S. dollars and to translate our revenues and expenses.  Effective March 24, 2014, the government initiated another exchange mechanism known as SICAD II and we began to use this exchange rate to remeasure bolivar-denominated monetary assets and liabilities and to translate our revenues and expenses.  During 2014, the SICAD II rate averaged approximately 50 bolivars to the dollar and, at December 31, 2014, the rate was approximately 50 bolivars to the dollar.

We recognized a $121.6 million net remeasurement loss in 2014 when we changed from the 6.3 rate to the SICAD II exchange rate. The after-tax effect of these losses attributable to noncontrolling interests was $39.7 million in 2014.

While the SICAD II process existed, we received approval to obtain $1.2 million (weighted-average exchange rate of 51) through this exchange mechanism.

Remeasurement rates during 2015. Through February 11, 2015, we used the SICAD II rates to remeasure our bolivar-denominated monetary assets and liabilities into U.S. dollars and to translate our revenue and expenses. Effective February 12, 2015, the SICAD II exchange mechanism was disbanded and we began to use the rate under the new exchange mechanism, known as SIMADI, to remeasure bolivar-denominated monetary assets and liabilities and to translate our revenue and expenses. The SIMADI rate ranged from 170 to 200 bolivars to the dollar and, at December 31, 2015, it was 199 bolivars to the dollar. We recognized an $18.1 million net remeasurement loss in 2015. The after-tax effect of this loss attributable to noncontrolling interests was $5.6 million. We have received only minimal U.S. dollars using the SIMADI process.

Remeasurement rates during 2016.   In the first quarter of 2016, the Venezuelan government announced that they would replace the SIMADI exchange mechanism with the DICOM exchange mechanism and would allow the DICOM exchange mechanism rate to float freely. At March 31, 2016, the DICOM rate was approximately 273 bolivars to the dollar. Since March 31, 2016, the rate declined 59% to close at approximately 674 bolivars to the dollar at December 31, 2016. We have received only minimal U.S. dollars through this exchange mechanism. We recognized a $4.8 million pretax remeasurement loss in 2016.  However, the after-tax effect in the current period attributable to noncontrolling interest was income of $2.7 million.

Items related to our Venezuelan operations are as follows:

•	Our investment in our Venezuelan operations on an equity-method basis was $19.2 million at December 31, 2016, and $26.0 million at December 31, 2015.

•	Our Venezuelan operations had net payables to other Brink's affiliates of $6.1 million at December 31, 2016 and $18.7 million at December 31, 2015.

•	Our Venezuelan operations had net nonmonetary assets of $17.6 million at December 31, 2016, and $13.5 million at December 31, 2015.

•
Our bolivar-denominated net monetary net assets were $1.4 million (including $6.8 million of cash and cash equivalents) at December 31, 2016, and $9.5 million (including $6.2 million of cash and cash equivalents) at December 31, 2015.

•
Accumulated other comprehensive losses attributable to Brink’s shareholders related to our operations in Venezuela were approximately $114.7 million at December 31, 2016 and $113.0 million at December 31, 2015.

Impairment of Long-lived Assets in Venezuela
During the second quarter of 2015, Brink's elected to evaluate and pursue strategic options for the Venezuelan business, which required us to perform an impairment review of the carrying values of our Venezuelan long-lived assets in accordance with FASB ASC Topic 360, Property, Plant and Equipment. Our asset impairment analysis included management's best estimate of associated cash flows relating to the long-lived assets and included fair value assumptions that reflect conditions that exist in a volatile economic environment. Future events or actions relative to our Venezuelan business may result in further adjustments.

As a result of our impairment analysis, we recognized a $35.3 million impairment charge in 2015. The current carrying value of the long-lived assets of our Venezuelan operations is $10.1 million at December 31, 2016. We have not reclassified any of the $114.7 million of accumulated other comprehensive losses attributable to Brink’s shareholders related to our operations in Venezuela into earnings.

Argentina
We use the official exchange rate to translate the Brink's Argentina balance sheet and income statement. During 2015, the official exchange rate ranged from 8.5 to 9.8 local pesos to the U.S. dollar until December 17, 2015 when the currency was devalued. At December 31, 2016, the official exchange rate was 15.9 Argentine pesos to the U.S. dollar.

The government in Argentina had previously imposed limits on the exchange of Argentine pesos into U.S. dollars. As a result, we elected in the past and may continue in the future to repatriate cash from Argentina using different markets to convert Argentine pesos into U.S. dollars if U.S. dollars are not readily available. Conversions prior to the December 17, 2015 devaluation had settled at rates approximately 30% to 40% less favorable than the rates at which we translated the financial statements of our subsidiary in Argentina. After the December 2015 devaluation of the Argentine peso, the market rates used to convert Argentine pesos into U.S. dollars have been similar to the rates at which we translate the financial statements of our subsidiary in Argentina. See Note 19 for more information.

We recognized losses from converting Argentine pesos into U.S. dollars of $0.1 million in 2016, $7.1 million in 2015 and $3.6 million in 2014. These conversion losses are classified in the consolidated statements of operations as other operating income (expense). At December 31, 2016, we had cash denominated in Argentine pesos of $11.6 million.

Ireland
Due to management's decision in the first quarter of 2016 to exit the Republic of Ireland, the prospective impacts of shutting down this operation are included in items not allocated to segments and are excluded from the operating segments effective March 1, 2016. Beginning May 1, 2016, due to management's decision to also exit Northern Ireland, the results of shutting down these operations are treated similarly to the Republic of Ireland. Revenues from both Ireland operations shut down in 2016 were approximately $20 million in 2015. International shipments to and from Ireland will continue to be provided through BGS.

Restricted Cash
In France, we offer services to certain of our customers where we manage some or all of their cash supply chains. In connection with this offering, we take temporary title to certain customers' cash, which is included as restricted cash in our financial statements due to customer agreement or regulation (see Note 19). During the second quarter of 2016, we identified a misclassification in our December 31, 2015 consolidated balance sheet included in our 2015 Annual Report on Form 10-K. This misclassification, which was corrected on our December 31, 2015 condensed consolidated balance sheet included on our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016, decreased our December 31, 2015 cash and cash equivalents balance and increased restricted cash by $16.4 million, increased restricted cash held for customers and decreased accrued liabilities by $12.9 million, increased short-term borrowings and decreased current maturities of long-term debt by $3.5 million. This misclassification had no impact on our December 31, 2015 current assets and current liabilities and it did not impact our consolidated statement of operations, but impacts the December 31, 2015 consolidated statement of cash flows by reducing net cash provided by operating activities from $208.8 million to $195.9 million and increasing net cash used by financing activities from $49.0 million to $52.5 million. Neither of these changes affect comparability to the previous period. Accordingly, we do not consider this correction to be material to our consolidated balance sheet or statement of cash flows.

Concentration of Credit Risks
We routinely assess the financial strength of significant customers and this assessment, combined with the large number and geographic diversity of our customers, limits our concentration of risk with respect to accounts receivable.  Financial instruments which potentially subject us to concentrations of credit risks are principally cash and cash equivalents and accounts receivables.  Cash and cash equivalents are held by major financial institutions.

Use of Estimates
In accordance with U.S. generally accepted accounting principles (“GAAP”), we have made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these consolidated financial statements.  Actual results could differ materially from those estimates.  The most significant estimates are related to goodwill, intangibles and other long-lived assets, pension and other retirement benefit assets and obligations, legal contingencies, deferred tax assets, purchase price allocations and foreign currency translation.

Fair-value estimates.  We have various financial instruments included in our financial statements.  Financial instruments are carried in our financial statements at either cost or fair value.  We estimate fair value of assets using the following hierarchy using the highest level possible:

Level 1:  Quoted prices in active markets that are accessible at the measurement date for identical assets and liabilities.
Level 2:  Observable prices that are based on inputs not quoted on active markets, but are corroborated by market data.
Level 3:  Unobservable inputs are used when little or no market data is available.

New Accounting Standards
In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which will require the recognition of assets and liabilities by lessees for certain leases classified as operating leases under current accounting guidance. The new standard also requires expanded disclosures regarding leasing activities. ASU 2016-02 will be effective January 1, 2019 and we are assessing the potential impact of the standard on financial reporting.

In March 2016, the FASB issued ASU 2016-09, Improvements to Employee Share-Based Payment Accounting, which simplifies how certain features related to share-based payments are accounted for and presented in the financial statements. We elected to early adopt this ASU in the fourth quarter of 2016 and, per the requirements of the pronouncement, we applied the amendments to the beginning of 2016. Under ASU 2016-09, accounting changes adopted using the modified retrospective method must be calculated as of the beginning of 2016 and reported as a cumulative-effect adjustment. As a result, we recognized a $0.2 million cumulative-effect adjustment to January 1, 2016 retained earnings for previously unrecognized excess tax benefits. We have elected to continue our previous accounting policy of estimating forfeitures and, therefore, we did not recognize any cumulative-effect adjustment related to forfeitures. ASU 2016-09 requires that accounting changes adopted using the prospective method should be reported in the applicable interim periods of 2016. We did not have any material changes to previously reported interim financial information in 2016 as it relates to the recognition of excess tax benefits in the statement of operations or the classification of excess tax benefits in the statement of cash flows.

In June 2016, the FASB issued ASU 2016-13, Measurement of Credit Losses on Financial Instruments, which significantly changes the way entities recognize impairment of many financial assets by requiring immediate recognition of estimated credit losses expected to occur over their remaining life. ASU 2016-13 is effective January 1, 2020, with early adoption permitted January 1, 2019. We are assessing the potential impact of this new standard on financial reporting.

In November 2016, the FASB issues ASU 2016-18, Statement of Cash Flows: Restricted Cash, which requires entities to include restricted cash and restricted cash equivalent balances with cash and cash equivalent balances in the statement of cash flows.  ASU 2016-18 will be effective January 1, 2018 and will impact the presentation of our statement of cash flows.

In May 2014, the FASB issued ASU 2014-09, Revenue From Contracts with Customers, a new standard related to revenue recognition which requires an entity to recognize an amount of revenue to which it expects to be entitled for the transfer of promised goods and services to customers. The new standard will replace most of the existing revenue recognition standards in U.S. GAAP. In August 2015, the FASB issued ASU 2015-14, which defers the effective date of this new standard to January 1, 2018. Subsequently, the FASB has continued to refine the standard and has issued several amendments. We have not yet completed our final review of the impact of this guidance but we believe that the most likely effects will be related to variable consideration and capitalization of costs to obtain contracts. We are also continuing to review potential disclosures and our method of adoption in order to complete our evaluation. Based on our preliminary assessment, we do not expect a material impact on our financial reporting.
In March 2017, the FASB issued ASU 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement
Benefit Cost, which requires an entity to report the service cost component in the same line item or items as other compensation costs arising from services rendered by the pertinent employees during the period. The other components of net benefit cost are required to be presented in the income statement separately from the service cost component and outside a subtotal of income from operations. We elected to early adopt this ASU in the first quarter of 2017 using the retrospective transition method for the periods presented. As a result, the consolidated statements of operations have been updated to reflect this guidance.

The adoption of this ASU resulted in a change in certain previously reported amounts in the consolidated statements of operations. Cost of revenues decreased $33.1 million, selling, general and administrative expenses decreased $7.2 million and operating profit as well as interest and other income (expense) increased $40.3 million compared to previously reported 2016 amounts. In 2015, cost of revenues decreased $27.9 million, selling, general and administrative expenses decreased $11.9 million and operating profit as well as interest and other income (expense) increased $39.8 million compared to previously reported amounts. Cost of revenues decreased $59.9 million, selling, general and administrative expenses decreased $27.0 million and operating profit as well as interest and other income (expense) increased $86.9 million compared to previously reported 2014 amounts.The early adoption of this ASU had no impact on the previously reported income (loss) from continuing operations or net income (loss) for any of the prior years.